UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007 (June 7, 2007)

UAP HOLDING CORP.
(Full Title of Plan)

Delaware	000-51035	11-3708834
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UAP Holding Corp.

7251 W. 4th Street

Greeley, Colorado  80634

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 7, 2007, Stan Parker notified UAP Holding Corp. (the “Company”) of his resignation as a director of the Company and as a director of United Agri Products, Inc. (“UAP”) effectively immediately.  Mr. Parker was a director of the Company and UAP since November 24, 2003.  Mr. Parker did not have any disagreements with the Company or UAP relating to the Company’s or UAP’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this current report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2007

UAP Holding Corp

/s/ Todd Suko
Todd Suko
Vice President, General Counsel
and Secretary